UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.07  Submission of Matters to a Vote of Security Holders.

(a)           On May 19, 2010, Intersections Inc. (the “Company”) held an annual meeting of stockholders.

(b)           There were 16,564,388 shares present in person or by proxy at the meeting.  At the meeting, stockholders approved the election of all the directors and the ratification of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.  The number of votes cast at the meeting for the directors and the independent registered public accounting firm were as follows:

	For	Withheld/ Against	Abstain	Broker Non-Votes
1. Directors

Michael R. Stanfield	13,897,369	1,865,796
John M. Albertine	12,501,217	3,261,948
Thomas G. Amato	15,554,655	208,510
James L. Kempner	12,750,758	3,012,407
Thomas L. Kempner	13,413,551	2,349,614
David A. McGough	12,722,669	3,040,496
Norman N. Mintz	14,402,310	1,360,855
William J. Wilson	15,305,934	457,231

2. Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm	16,560,779	3,584	25

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 21, 2010

INTERSECTIONS INC.

By: /s/ Madalyn Behneman
Name:	Madalyn Behneman
Title:	Principal Financial Officer